UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  Form 8-K


                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             Date of Report:                    September 15, 2000
             Date of earliest event reported:   September 14, 2000


                        Commission file number 1-655


                             MAYTAG CORPORATION

 A Delaware Corporation       I.R.S. Employer Identification No. 42-0401785


              403 West Fourth Street North, Newton, Iowa 50208


                Registrant's telephone number:  515-792-7000



                                    N/A
       (Former name or former address, if changed since last report.)

















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Item 5.  Other Events

On September 14, 2000, Maytag Corporation announced it expects second half results to be lower than previously anticipated primarily due to major disruptions in the retail marketplace for home appliances.

Item 7.  Financial Statements and Exhibits

(c)Exhibits.

The exhibits accompanying this report are listed in the accompanying
Exhibit Index.








































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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        Maytag Corporation
                                        (Registrant)


                                        By: F. G. Wohlschlaeger
                                        Acting Chief Financial Officer



September 15, 2000
      (Date)


































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EXHIBIT INDEX

The following exhibit is filed herewith.


Exhibit No.              Exhibit

99(a)               Press Release.












































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